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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2006

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

            Delaware                      000-50677             23-2269490
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
        incorporation)                   File Number)        Identification No.)

3401 Masons Mill Rd., Suite 100, Huntingdon Valley, Pennsylvania       19006
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        (Address of principal executive offices)                     (Zip Code)

           Registrant's telephone, including area code: (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 22, 2006, Immunicon Corporation ("Immunicon") issued a press release announcing Immunicon's financial results for its fourth fiscal quarter and fiscal year ended December 31, 2005.

         A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  EXHIBITS

         (d) Exhibits.

             99.1 - Press release dated February 22, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMMUNICON CORPORATION

Date: February 22, 2006                     By:      JAMES G. MURPHY
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                                            Name:    James G. Murphy
                                            Title:   Senior Vice President,
                                                     Finance and Administration
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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99.1              Press release dated February 22, 2006.